UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

September 16, 2004

ENCORE MEDICAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26538 (Commission File Number)	65-0572565 (IRS Employer Identification No.)

9800 Metric Blvd.
Austin, Texas 78758
(Address of principal executive offices and zip code)

(512) 832-9500
(Registrant’s telephone
number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01 Regulation FD.

     Attached as Exhibit 99.1 hereto and incorporated by reference herein is a presentation of certain information relating to Encore Medical Corporation and Empi, Inc., including information relating to the acquisition of Empi by Encore.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 –	Unaudited Pro Forma Condensed Combined Financial Information and Supplemental Unaudited Pro Forma Combined Financial Data

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE MEDICAL CORPORATION
Date: September 16, 2004	By:	/s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President -- General Counsel

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Exhibit Index

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information and Supplemental Unaudited Pro Forma Combined Financial Data

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